UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2007

LAUREATE EDUCATION, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-22844	52-1492296
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1001 Fleet Street, Baltimore, Maryland		21202
(Address of principal executive offices)		(ZIP Code)

Registrant’s telephone number, including area code: (410) 843-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

    On March 1, 2007, Laureate Education, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2006. A copy of the release is furnished as Exhibit 99.01 to this Current Report on Form 8-K. The Registrant has posted this Current Report on Form 8-K on its internet website at www.laureate-inc.com.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Review.

    (a) On March 1, 2007, in the notes to its consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2006 (the “Form 10-K”) filed with the Securities and Exchange Commission, the Company restated its previously issued financial statements for the three-months ended March 31, 2006, the three and six-months ended June 30, 2006 and the three and nine-months ended September 30, 2006. The restatement was a result of the Company’s reevaluation of the accounting for and the financial statement presentation of new and pre-existing put and call option agreements entered into in connection with certain acquisitions. As a result of the reevaluation, it was concluded that an error was made in the initial accounting determinations related to these arrangements made in prior years. As a result, these errors were quantified and evaluated under FAS 154, “Accounting Changes and Error Corrections”, SAB 99, “Materiality”, and SAB 108, “Considering the effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements”, for materiality and it was determined that the cumulative effect of the change is immaterial for restatement of prior years. The prior years adjustments related to this reevaluation were recorded in 2006.

    At a meeting on February 28, 2007 and after discussion with the Company’s independent registered public accounting firm, Ernst & Young LLP and consultation with management and the Company’s Board of Directors, the Audit Committee of the Company’s Board of Directors concluded that the Company’s financial statements for the three-months ended March 31, 2006, the three and six-months ended June 30, 2006 and the three and nine-months ended September 30, 2006 as presented in the Company’s quarterly reports on Form 10-Q for such periods previously filed with the Securities and Exchange Commission should no longer be relied upon as a result of the restatement described above. The quarterly amounts in the Form 10-K reflect the proper restated results.

    The Company has discussed the matters described above with Ernst & Young LLP.

Important Additional Information Will Be Filed With the SEC

    In connection with the proposed merger agreement by and among Laureate, Wengen Alberta, Limited Partnership and L Curve Sub Inc., which is attached as an exhibit to a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 29, 2007, Laureate will file a proxy statement with the Securities and Exchange Commission.  Investors and security holders are advised to read the proxy statement when it becomes available, because it will contain important information about the merger between Laureate and L Curve Sub Inc. and the parties thereto.  Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Laureate at the Securities and Exchange Commission’s Web site at http://www.sec.gov.  The proxy statement and such other documents may also be obtained for free from Laureate by directing such request to Laureate Education, Inc., Office of Investor Relations, 1001 Fleet Street, Baltimore, Maryland 21202, telephone (410) 843-6394.

    Laureate and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger.  Information concerning the interests of Laureate’s participants in the solicitation, which may be different than those of Laureate stockholders generally, is set forth in Laureate’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger when it becomes available

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.01  Press Release issued March 1, 2007.
99.02  Slides referenced in press release issued March 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.
/s/ Rosemarie Mecca
Name:	Rosemarie Mecca
Title:	Executive Vice President and Chief Financial Officer

Date: March 1, 2007

Exhibit Index

Exhibit	Description

99.01	Press Release issued March 1, 2007.
99.02	Slides referenced in press release issued March 1, 2007